CUSIP No. 049164205	13G	Page 12 of 12 Pages

EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of Atlas Air Worldwide Holdings, Inc.

EXECUTED this 7th day of February, 2023.

HILL CITY CAPITAL MASTER FUND LP

By:	HILL CITY CAPITAL GP LLC,
its General Partner

	By:	/s/ Herbert Frazier
Herbert Frazier
Managing Member

HILL CITY CAPITAL GP LLC

By:	/s/ Herbert Frazier
Herbert Frazier
Managing Member

HILL CITY CAPITAL LP

By:	HILL CITY GP LLC,
its General Partner

	By:	/s/ Herbert Frazier
Herbert Frazier
Managing Member

HILL CITY GP LLC

By:	/s/ Herbert Frazier
Herbert Frazier
Managing Member

HILL CITY FUND I LLC

By:	HILL CITY FUND I GP LLC,
its General Partner

	By:	/s/ Herbert Frazier
Herbert Frazier
Managing Member

HILL CITY FUND I GP LLC

By:	/s/ Herbert Frazier
Herbert Frazier
Managing Member

/s/ Herbert Frazier
Herbert Frazier